UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 14, 2014
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7825 N Calle Caballeros, Paradise Valley, AZ                       85253
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (602) 819-4181
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 8, 2014 the Company issued a press release regarding the Board of Director's approval of a Stock Purchase Agreement. As per the press release the Company stated that upon closing of the Agreement the Company would receive $10,000,000 in a combination of $5,000,000 in the sales of equity, that will equal 40% of the Company's issued and outstanding, and $5,000,000 in debt funding. The Company also reported in the press release that they expect to close the Agreement between mid-May to mid-June of 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number                     Description
--------------                     -----------

    99.1           Casey Container Corp. Press Release, April 8, 2014

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CASEY CONTAINER, CORP.


Date: April 14, 2014                By: /s/ Martin R Nason
                                       -----------------------------------------
                                    Name:  Martin R Nason
                                    Title: President & CEO


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